FIMCO Select Fund

Supplement dated November 7, 2008 to
Statement of Additional Information dated March 28, 2008.

Effective immediately, the Statement of Additional Information has been modified to reflect the Fund’s new policy with respect to investing in foreign securities.

Foreign Securities.
The Fund may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and may invest up to 10% of its total assets in foreign equity securities.  In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized.  The weight given to each of these factors will vary depending upon the circumstances.  Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets.  ADRs are sponsored and issued by domestic banks and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank.  ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers.  By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales.  There is a large, liquid market in the United States for most ADRs.  GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs.  GDRs are not necessarily denominated in the currency of the underlying security.  ADRs, GDRs and the securities of foreign companies traded on a U.S. stock exchange are not considered foreign securities for purposes of calculation of any investment limitation placed on the Fund’s exposure to foreign securities.

Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities.  The price of foreign securities is affected by changes in the currency exchange rates.  Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund’s assets to the extent it is invested in securities of foreign issuers.  Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers may be subject to less governmental regulation and oversight than U.S. issuers.  Also, many countries where the Fund invests are not as politically or economically developed as the United States.  Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.  In addition, additional costs may be incurred in connection with the Fund’s foreign investments.  Foreign brokerage commissions are generally higher than those in the United States.  Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another.  Increased custodial costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

While the Fund intends to invest primarily in foreign companies located in developed countries, it may also invest in developing or emerging market securities.  The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia.  These countries may have relatively unstable governments and securities markets in which only a small number of securities trade.  Markets of developing or emerging countries may generally be more volatile than markets of developed countries.  Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

  Please retain this Supplement with the Statement of Additional Information.
The date of this Supplement is November 7, 2008.